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NABI BIOPHARMACEUTICALS
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                                                                    EXHIBIT 99.1


                           SECTION 1350 CERTIFICATION


The undersigned officers of Nabi Biopharmaceuticals (the "Company") hereby certify that, as of the date of this statement, the Company's quarterly report on Form 10-Q for the quarter ended June 28, 2003 (the "Report") fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 and that, to the best of their knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition as of June 28, 2003 and results of operations of the Company for the three and six months ended June 28, 2003.


The purpose of this certification is solely to comply with Title 18, Chapter 63,
Section 1350 of the United States Code, as amended by Section 906 of the Sarbanes-Oxley Act of 2002. This statement is not "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Act or any other federal or state law or regulation.


       Date: July 25, 2003             By: /s/ Thomas H. McLain
                                           ---------------------------------
                                           Name:  Thomas H. McLain
                                           Title: Chief Executive Officer

       Date: July 25, 2003             By: /s/ Mark Smith
                                           ---------------------------------
                                           Name:  Mark L. Smith
                                           Title: Chief Financial Officer


A signed original of this written statement required by Section 1350, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 1350, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.